                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                May 27, 2003
                -----------------------------------------------
                Date of Report (Date of earliest event reported)

                          SIERRA HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Nevada                                  1-8865
----------------------------------  ----------------------------------
(State or Other Jurisdiction             (Commission File Number)
      of Incorporation)

                               88-0200415
                        ----------------------
                             (IRS Employer
                          Identification No.)

         2724 North Tenaya Way
             Las Vegas, Nevada                                 89128
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (702) 242-7000

                        Item 9. Regulation FD Disclosure

On Tuesday,  May 27, 2003,  Sierra Health  Services,  Inc., or Sierra,  issued a press release announcing an increase in its share repurchase  program. A copy of that press release is filed as Exhibit 99 to this report and incorporated herein by reference.

Item 9.  Regulation FD Disclosure

Exhibits                                        Description
--------                                        -----------

99                                   Press Release Dated May 27, 2003

Statements in the press release  referred to above that are not historical facts are  forward-looking  and based on  management's  projections,  assumptions  and estimates;  actual results may vary materially.  Forward-looking  statements are subject to certain  risks and  uncertainties,  which include but are not limited to: 1)  potential  adverse  changes in  government  regulations,  contracts  and programs,  including TRICARE,  Medicare,  Medicaid and legislative  proposals to eliminate  or  reduce  ERISA  pre-emption  of state  laws  that  would  increase potential  managed care  litigation  exposure;  2)  competitive  forces that may affect pricing,  enrollment and benefit levels; 3) unpredictable  medical costs, malpractice  exposure,  reinsurance  costs and inflation;  4) impact of economic conditions;  5) changes in healthcare and workers' compensation reserves; 6) our failure to win the  competitive  procurement  for the North Region  TRICARE Next
Generation  contract or obtain an extension of the Medicare Social HMO contract;
and 7) the amount of actual proceeds  realized upon the final disposition of the workers'  compensation  insurance  operation or the inability to dispose of such business.  Further factors concerning  financial risks and results are contained in our Annual  Report on Form 10-K for the year ended  December 31,  2002.  Such statements  are made  pursuant to the "safe  harbor"  provisions  of the Private
Securities  Litigation  Reform Act of 1995 and identify  important  risk factors that could cause our actual results to differ materially from those expressed in any projected, estimated or forward-looking statements relating to Sierra.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           SIERRA HEALTH SERVICES, INC.
                                      ------------------------------------------
                                           (Registrant)

Date:  May 27, 2003                        /S/ PAUL H. PALMER
                                      ------------------------------------------
                                           Paul H. Palmer
                                           Senior Vice President
                                           Chief Financial Officer and Treasurer
                                           (Chief Accounting Officer)